UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8—K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

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Date of report (date of earliest event reported):  May 1, 2008

SIGNALIFE, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-111683	87-0441351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

531 Main Street Suite 301 Greenville, South Carolina 29601 (864) 233-2300
(Address of principal executive offices) (Zip Code) (Registrant's telephone number, including area code)
N/A
(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Signalife, Inc. (“we”, “our company” or “Signalife”) files this report on Form 8-K to report the following transactions or events:

Section 5 — Corporate Governance and Management

Item 5.02.

Departure of Directors or Certain Principal Officers; Election of Directors; Appointment of Certain Principal Officers; Compensatory Arrangements of Certain Principal Officers

On May 1, 2008, Signalife’s board of directors appointed Mr. Rowland Perkins as the company’s Interim Administrative Chief Executive Officer.  In that capacity, Mr. Perkins will be assuming certain administrative functions of the office of chief executive officer (e.g., interacting with accountants and lawyers and handling other administrative matters) in view of the current national and international status of Signalife’s business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Greenville, South Carolina, this 5th day of May, 2008.

SIGNALIFE, INC., a Delaware corporation
By:	/s/ Rowland Perkins
Rowland Perkins Interim Administrative Chief Executive Officer